OCTOBER 2021

CONFIDENTIAL

United Health Products

Investor Presentation

DISCLAIMER

This presentation and the accompanying commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. Forward-looking statements may be identified by the use of words such as "will," "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," "extend," "continue" and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. Important factors that could cause actual outcomes to differ materially from those indicated by these forward-looking statements include risks and uncertainties described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020. United Health Products, Inc. cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These statements speak only to the date of this document, and United Health Products undertakes no obligations to update or revise these statements, except as may be required by law.

Information contained in this presentation has been compiled from sources believed to be credible and reliable. However, we cannot guarantee such credibility and reliability. The forecasts and projections of events contained herein are based upon subjective valuations, analyses and personal opinions.

AGENDA

- Company Overview
- HemoStyp® Overview
- Class III U.S. Market Potential
- Class III PMA Application Status
- Other Market Opportunities
- Post-PMA Decision Strategy

COMPANY SNAPSHOT
(OTC MKT: "UEEC")

- Public market and capital structure statistics
  - 226.5 million shares outstanding - $210,000,000 market capitalization[1]
  - Over 300 shareholders – mostly individual investors
  - Approximately 45,000 ADTV over past six months
  - Debt free and no preferred or convertible debt securities
- Intellectual property
  - Neutralized Organic Regenerated Cellulose (NORC) original U.S. patent in effect until late 2029
  - Additional patents (U.S. and International) on gel format provide protection past 2030
- Strategic focus: Maximize value of our HemoStyp technology
  - Class III FDA approval for mechanical gauze format followed by CE Mark and other authorizations
  - Invest in complementary formats to build portfolio of Class III products to replicate Ethicon's hemostat offering strategy
  - Evaluate and selectively pursue 510k market opportunities
- Path to Shareholder Value and Liquidity
  - Seek well-capitalized distribution partner with complementary surgical products portfolio
  - Maintain flexibility to sell the company at any time

United Health Products

1. Based on $0.93 shares price as of October 13, 2021

UHP SENIOR LEADERSHIP

Our senior team has extensive and relevant experience to accomplish our near-term objectives

United Health Products Senior Management Profiles

	Prior experience	Relevant expertise
Brian Thom, Chief Executive Officer	J.P.Morgan SOCIETE GENERALE FBR	• Over 20 years in financial advisory, overseeing capital raising for client and guiding company sales efforts • Deep experience in strategic planning and business development • Well versed in public company governance principles, SEC regulations and stock market mechanics
John Phillips, Head of Commercial Strategy	IQVIA Johnson & Johnson Deloitte.	• 30+ years of medical device and pharmaceutical experience in commercialization, strategy and portfolio management • Managing Director, Capital Efficiency Practice Medical Device & Diagnostics, Deloitte Advisory • National Consulting Lead, Medical Devices, IQVIA
Lou Schiliro, Chief Operating Officer	Global Protection, Inc. "Provider of Homeland Security Equipment"	• Served as COO of Hemo Manufacturing, managing all manufacturing, packaging and marketing of HemoStyp gauze as a contract vendor for UHP; was integral in developing new SKUs and package setups • COO of Global Protection, a market leader in distributing protective equipment to America's First Responders
Dr. Gerard (Jerry) Abate, Chief Medical Officer	Quest Diagnostics	• Significant experience navigating the FDA approval process • Executive Director, Medical Affairs with Quest Diagnostics; headed the Medical Affairs group that included eight franchise medical directors in disciplines such as cardiovascular metabolism, genetics, women's health, and neurology.

HEMOSTYP TECHNOLOGY HIGHLIGHTS[1]

1 Disruptive product in fast-growing hemostats market

- Unique properties of UHP's NORC may provide benefits in the high value human surgical setting
  - Neutral pH causes no tissue damage and speeds the healing process
  - Converts to a translucent gel allowing surgeon to visually monitor hemostasis

2 HemoStyp properties present broad range of market opportunities

- Can be processed into various solid forms including woven and non-woven sheets, loose batting material and powder
- Rapid conversion to a gel through simple mixing with saline opens up flowable hemostats market

3 Low cost of production to drive profit and minimize capital needs

- Readily available raw materials and simple production process ensure strong gross margins
- Less than $1 million in capital investment for equipment to add powder, gel and batting to existing format
- FDA certified manufacturing partner allows for asset-lite operations

4 510k Market Opportunities

- Differentiated design to meet longstanding challenge in the Hemodialysis market
  - Combination of pliability and neutral pH makes for unique external bandage profile
- Emergency medicine (ER, first responders, military)
- Niche consumer product markets where HemoStyp can offer differentiated value proposition

1. References to all human surgical products and procedures are subject to FDA approval of our current PMA application and future approvals for all additional HemoStyp formats

U.S. SURGICAL HEMOSTATS MARKET SUMMARY

- FDA PMA approval would allow HemoStyp to pursue a $350+ million domestic market, with CE Mark and other markets to follow
- Accessing the flowable (gel) market, while smaller, would boost the domestic market opportunity by 80% to $650 million

U.S. Hemostat Market Trajectory ($ in millions)


$700
$600
$500
$400
$300
$200
$100
$0
$236
$259
$244
$279
$255
$317
$268
$337
$281
$359
$283
$354
2015
2016
2017
2018
2019
2020
Mechanical
Flowable

Source: IQVIA market analysis

United Health Products

U.S. HEMOSTAT MARKET SHARE DYNAMICS

Approximate mechanical hemostat market shares



Surgicel family
Arista
Surgifoam
Other mechanical

- Surgicel Original accounts for approximately 70% of hemostat volumes within the Ethicon Surgicel family
  - Less than 50% on a revenue basis due to higher selling price for SNoW, Fibrillar and Powder

Approximate flowable hemostat market shares



Floseal
Surgiflo
Other flowable

- Baxter (Floseal) and Ethicon (Surgiflo) effectively operate a duopoly with over 80% combined market share
- Products similar in composition – gelatin product mixed in the OR with a thrombin and saline solution

Market success is achieved by having a strong portfolio of hemostatic formats for diverse surgical applications

Source: Data reflects 2020 market based on IQVIA market analysis and UHP estimates

HEMOSTYP FORMAT DEVELOPMENT STRATEGY

HemoStyp has the potential to build a portfolio of product formats to satisfy a broad range of surgical applications



Development
Testing
Clinical Trials
Licensing Approval
Available for Patients
HemoStyp Powder/Class III (Address broad surface, continuous oozing)
HemoStyp Gel/Class III (Flowable hemostat w/ and w/o Thrombin)
HemoStyp Gauze/Class III (Internal Use Loose weave NORC)
PMA Submission & Review/Surgical Applications
HemoStyp Gauze/Class II (Topical Hemostatic Gauze)
510K Approval/Trauma & Non-Surgical Applications

FDA PMA APPLICATION STATUS

- May 4, 2021: FDA notification that it has commenced Substantive Review process
- In late May, FDA provided list of specific areas where our PMA submission required clarification or supplemental information
  - Largely focused on product design and production process, and associated quality assurance procedures
  - No additional clinical or in-vitro testing or data analysis requested
- In July, working with our FDA consultant, identified suitable Good Manufacturing Practices technology product
  - Improves design, manufacturing and quality assurance tracking and documentation procedures
  - Integrates vendor regulatory compliance credentials and purchase history into production documentation
- Through August and September, we completed implementation of the software platform and populating of design history and compliance related files to enhance FDA compliance
- We will submit responses to the full list of FDA requests this month

NON-CLASS III COMMERCIAL OPPORTUNITIES

Financial and human resources are now available to re-engage with 510k market opportunities in a more disciplined manner

Hemodialysis Opportunity

- Approximately 750,000 Americans have End Stage Renal Disease (ESRD) requiring dialysis treatment[1]
  - Over 80% undergo three hemodialysis treatments weekly
- 20% of these patients have either coagulation impairments or access types known to suffer prolonged bleeding post-treatment
- Nearly 25 million treatments annually where extended time "in the chair" and technician time are required, at considerable cost
  - Current use of costly mechanical hemostats (usually Gelfoam) are a third-line response after time and money have been invested to address bleeding
- In Q4/21 we plan to launch clinical studies with one or more leading dialysis centers to evaluate HemoStyp ability to address prolonged bleeding quickly and at low cost, and provide a solution to these 25 million annual events
- Our "Dialysis kit", if successful, represents a $75-100 million annual revenue opportunity, with no regulatory approval risk

Emergency Medicine Opportunity

- Enormous market opportunity in the U.S., and abroad
  - 4 million road accidents requiring medical treatment, many involving severe bleeding[2]
  - 84,000 gunshot wounds annually[3]
  - 80,000 deaths annually from uncontrolled hemorrhaging
  - Military seeks steady supply of field kits incl. hemostat products
- Existing market leaders using dated technologies
  - QuikClot employs kaolin mineral compounds that claim to accelerate the activation of Factor XII in the coagulation cascade
  - Celox employs chitosan polysaccharide derived from shellfish to "clot" blood without affecting the natural clotting process
- Development of a HemoStyp based field dressing underway with plans for 2022 animal testing and clinical studies
- Market leader Z-Medica (owner of QuikClot) acquired by Teleflex in 2020 for $500 million, or a 7-8x multiple of 2021 revenue of $60-70 million

1. United States Renal Data System 2019 annual data report
2. 2018 data from the National Highway Traffic Safety Administration
3. 2009-2017 data from study conducted by Perelman School of Medicine at the University of Pennsylvania and Columbia University's Mailman School of Public Health

NEAR TERM PRIORITIES TO GROW VALUE

We will maximize shareholder value through a sale of the Company as our technology's value is proven

- The UHP team is focused on three areas of critical importance
- R&D milestones:
  - Develop optimal gel formulation
  - Develop and test powder format against ORC and Polysaccharide competition
  - Evaluate HemoStyp technology in severe bleeding trauma situations for Emergency Medicine applications
- Regulatory milestones
  - Clear FDA PMA approval on current gauze format
  - Pursue CE Mark approval under new, more rigorous Medical Devices Regulation (MDR) criteria
  - Seek PMA Supplements for Gel, Powder and modified mechanical products
- Commercial milestones
  - Distribution partnership with established surgical products company with global capabilities
  - Clinical study and commercial validation of Dialysis Kits
- These accomplishments, taken together, will present potential buyers with a compelling revenue and profit trajectory that justifies a full valuation